         As filed with the Securities and Exchange Commission on January 5, 2000
                                                           Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------
                                  AVIGEN, INC.
             (Exact name of registrant as specified in its charter)


                  DELAWARE                                  13-3647113
       (State or other jurisdiction of      (I.R.S. Employer Identification No.)
       incorporation or organization)

                              --------------------

                         1201 HARBOR BAY PARKWAY, #1000
                                ALAMEDA, CA 94502
                                 (510) 748-7150
                    (Address of principal executive offices)

                              --------------------

                           1996 EQUITY INCENTIVE PLAN
                            (Full title of the plan)

                              --------------------

                               JOHN MONAHAN, PH.D
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  AVIGEN, INC.
                         1201 HARBOR BAY PARKWAY, #1000
                            ALAMEDA, CALIFORNIA 94502
                                 (510) 748-7150
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                              --------------------

                                   Copies to:

                              BRETT D. WHITE, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                            PALO ALTO, CA 94306-2155
                                 (650) 843-5000

                               -------------------


================================================================================

                         CALCULATION OF REGISTRATION FEE
==============================================================================================================================
                                                                                                                  AMOUNT OF
                                       AMOUNT TO BE    PROPOSED MAXIMUM OFFERING   PROPOSED MAXIMUM AGGREGATE   REGISTRATION
TITLE OF SECURITIES TO BE REGISTERED     REGISTERED        PRICE PER SHARE (1)          OFFERING PRICE (1)           FEE
------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value....        600,000               $30.906                     $18,543,600             $4,896
==============================================================================================================================


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on January 3, 2000 as reported on the Nasdaq National Market.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by Avigen, Inc. (the "Company") with the Securities and Exchange Commission are incorporated by reference into this Registration Statement:

         (A) The Company's latest Annual Report on Form 10-K filed for the year ended June 30, 1999 (File No. 000-28272), including all material incorporated by reference therein.

         (B) The Company's latest Quarterly Report on Form 10-Q filed for the quarter ended September 30, 1999 (File No. 000-28272), including all material incorporated by reference therein.

         (C) The contents of Registration Statement on Form S-8, No. 333-68637 filed with the Securities and Exchange Commission on December 9, 1998.

         (D) The contents of Registration Statement on Form S-8, No. 333-12087 filed with the Securities and Exchange Commission on September 16, 1996.

         (E) All reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents.

                                    EXHIBITS

Exhibit Number
5.1                     Opinion of Cooley Godward LLP

23.1                    Consent of Ernst & Young LLP, Independent Auditors

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

24                      Power of Attorney is contained on the signature pages.

99.1                    1996 Equity Incentive Plan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Alameda, State of California, on this 4th day of January, 2000.


                                       AVIGEN, INC.

                                       By:  /s/ John Monahan
                                            ------------------------------------
                                            John Monahan, Ph.D.

                                       Title:  President and Chief
                                               Executive Officer
                                               ---------------------------------

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

               SIGNATURE                                 TITLE                  DATE
               ---------                                 -----                  ----
/s/ John Monahan                         President, Chief Executive       January 4, 2000
------------------------------------     Officer and Director
John Monahan, Ph.D.

/s/ Thomas Paulson                       Chief Financial Officer          January 4, 2000
-------------------------------------    (Principal Financial Officer)
Thomas Paulson

/s/ Zola Horovitz                        Director                         January 4, 2000
-------------------------------------
Zola Horovitz, Ph.D.

/s/ Yuichi Iwaki                         Director                         December 13, 1999
-------------------------------------
Yuichi Iwaki, M.D., Ph.D.

                                         Director
-------------------------------------
John K. A. Prendergast, Ph.D.

/s/ Philip J. Whitcome                   Director                         January 4, 2000
-------------------------------------
Philip J. Whitcome, Ph.D.

                                  EXHIBIT INDEX



EXHIBIT NUMBER          DESCRIPTION
--------------          -----------
5.1                     Opinion of Cooley Godward LLP

23.1                    Consent of Ernst & Young LLP, Independent Auditors

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

99.1                    1996 Equity Incentive Plan